SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                 APRIL 28, 1997
                Date of Report (Date of earliest event reported)


                       TANGER FACTORY OUTLET CENTERS, INC.
             (Exact name of registrant as specified in its charter)

                                 NORTH CAROLINA
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)


        1-11986                                  56-1815473
   (COMMISSION FILE NO.)               (I.R.S. EMPLOYER IDENTIFICATION NO.)


                1400 WEST NORTHWOOD STREET, GREENSBORO, NC 27408
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (910) 274-1666
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANACIAL INFOMATION AND EXHIBITS

(c)   Exhibits

                  The exhibit listed below relates to the Company's press release on April 28, 1997 to announce the financial results for the quarter ended March 31, 1997.

Exhibit No.                    Description

     99 Press release to annouce the financial results for the quarter ended March 31, 1997.*



                  *  Filed herewith






                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                TANGER FACTORY OUTLET CENTERS, INC.


                                By:  /s/ Frank C. Marchisello, Jr
                                     Frank C. Marchisello, Jr.
                                     Vice President, Chief Financial Officer




Date: May 1, 1997

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